EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen A. Sherwin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cell Genesys, Inc. on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Cell Genesys, Inc.

Dated: March 31, 2003

By: /s/ Stephen A. Sherwin, M.D

Name: Stephen A. Sherwin, M.D.

Title: Chief Executive Officer

I, Matthew J. Pfeffer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cell Genesys, Inc. on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Cell Genesys, Inc.

Dated: March 31, 2003

By: /s/ Matthew J. Pfeffer

Name: Matthew J. Pfeffer

Title: Chief Financial Officer